Acquisition of ATXCo	12 Months Ended
Dec. 31, 2021
Blade Therapeutics, Inc. [Member]
Acquisition of ATXCo [Line Items]
Acquisition of ATXCo

15.    Acquisition of ATXCo

On September 23, 2019, the Company completed the merger of ATXCo, with a subsidiary of the Company, for total consideration of $20.9 million. At acquisition, ATXCo consisted entirely of certain in-process research and development assets under development for the treatment of fibrosis and other human diseases and conditions. The purchase consideration consisted of 10,499,892 shares of the Company’s Series C-1 convertible preferred stock issued upon closing of the merger, plus cash consideration of $0.1 million with an additional 3,126,619 shares to be held back by the Company for 12 months from the merger date to satisfy any indemnification obligations that may arise during this period. The purchase consideration also includes the issuance of 7,503,887 shares of the Company’s Series C-1 convertible preferred stock contingent upon the achievement of a certain clinical milestone. As of December 31, 2021, the clinical milestone had not been met.

As the Indemnification Holdback and Contingent Consideration are paid in the Company’s mezzanine-classified convertible preferred stock, they fall within the scope of ASC 480 and were recorded as a liability at their fair value as of the merger completion date. The fair value of Indemnification Holdback was determined based on management’s estimate of the probability of indemnification obligations being incurred during the 12 months following the merger date. The fair value of the Contingent Consideration was determined based on management’s estimate of the probability of a certain clinical milestone being met. The value of these liabilities is remeasured each reporting period until settled, with resulting changes in the fair value recorded in earnings.

The transaction was considered an asset acquisition rather than a business combination as the Company determined that substantially all the fair value of the gross assets acquired was concentrated in a single identifiable asset, namely, the in-process research and development asset. The total cost of the asset, consisting of the fair value of the shares of Series C-1 convertible preferred stock issued of $12.0 million, fair value of the Indemnification Holdback of $3.4 million, fair value of the Contingent Consideration of $5.4 million, cash consideration of $0.1 million and direct costs associated with the acquisition of $0.2 million, was expensed on the acquisition date as acquired in-process research and development as the asset has no alternative future use.

The Company also incurred $0.2 million in costs to issue the Series C-1 convertible preferred stock which were recorded as a reduction to additional paid-in capital upon issuance.

During the year ended December 31, 2020, the Company claimed $63,000 of legal expenses incurred constituting qualifying indemnification obligations related to costs incurred by ATXCo prior to the transaction closing that were approved for settlement against the Indemnification Holdback. As a result, the portion of the Indemnification Holdback due to the ATXCo stock converting stockholders was reduced by 54,953 shares of Series C-1 convertible preferred stock with a value of $62,000 and $1,000 in cash at the time of settlement.

In October 2020, the Company released the remaining Indemnification Holdback following the satisfaction of indemnification obligations incurred on behalf of ATXCo, by issuing 3,033,231 shares of Series C-1 convertible preferred stock valued at $3.1 million in aggregate and a cash payment of $43,000 to the former ATXCo shareholders.

During the years ended December 31, 2020 and 2021, a fair value loss on remeasurement of $1.0 million and $0.6 million, respectively, was recorded through other income (expense), net to reflect the increase in the estimated fair value of the Contingent Consideration to $6.4 million and $7.0 million as of December 31, 2020 and 2021, respectively.